ADVANCED SERIES TRUST

AST International Equity Portfolio

Supplement dated December 19, 2024 to the

Prospectus and Summary Prospectus, dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the prospectus (the Prospectus) and summary prospectus (the Summary Prospectus) for the AST International Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and Summary Prospectus.

New Subadvisory Arrangements, Principal Investment Strategy and Management Fee Changes

The Board of Trustees of the Trust (the Board) approved: (i) replacing LSV Asset Management (LSV) with Putnam Investment Management, LLC (Putnam) to serve as a subadviser to the Portfolio alongside Massachusetts Financial Services Company, PGIM Quantitative Solutions LLC, J.P. Morgan Investment Management Inc., and Jennison Associates LLC;

(ii)certain revisions to the principal investment strategy of the Portfolio to reflect the different mix of subadvisers to the Portfolio; and (iii) revisions to the Portfolio’s management fee rate schedule, which are expected to lower the Portfolio’s effective management fee. These changes are expected to become effective on or about January 13, 2025.

To reflect the changes described above, the Summary Prospectus and Prospectus are hereby revised as follows, effective January 13, 2025:

I.All references and information for the Portfolio pertaining to LSV are hereby removed from the Prospectus and Summary Prospectus.

II.The following table hereby replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus and Summary Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.05%
+ Acquired Fund Fees & Expenses	0.01%
=Total Annual Portfolio Operating Expenses	1.01%
-Fee Waiver and/or Expense Reimbursement	(0.01)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense	1.00%
Reimbursement(1)

(1) The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

III.The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus and Summary Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST International Equity	$102	$321	$557	$1,235
Portfolio

188SUP2

IV. The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus and the description of the Portfolio’s principal investment strategies in the “SUMMARY: AST INTERNATIONAL EQUITY PORTFOLIO– INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus are hereby deleted in their entirety and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, active and passively managed exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers economically tied to countries other than the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio is allocated among five subadvisers: J.P. Morgan Investment Management Inc. (J.P. Morgan), Jennison Associates LLC (Jennison), Massachusetts Financial Services Company (MFS), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) and Putnam Investment Management, LLC (Putnam Investment). The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

V.The following Risks are hereby added to the “INVESTMENTS, RISKS AND PERFORMANCE – Principal Risks of Investing in the Portfolio” section of the Portfolio’s Summary Prospectus:

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio's investments, including the risk that the currencies in which the Portfolio's investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio's holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio's attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative's value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

VI.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus, and the table in the “SUMMARY: AST INTERNATIONAL EQUITY PORTFOLIO – MANAGEMENT OF THE PORTFOLIO”
section of the Prospectus are hereby revised to replace all information pertaining to LSV with the information set forth below:
Investment	Subadviser	Portfolio Managers	Title	Service Date
Managers
	Putnam Investment	Darren Jaroch, CFA	Portfolio Manager	January 2025
Management, LLC
		Lauren DeMore,	Portfolio Manager	January 2025
CFA

VII. The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST INTERNATIONAL EQUITY PORTFOLIO – Principal Investment Policies” is hereby deleted in its entirety and replaced with the information set forth below:

Principal Investment Policies:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Portfolio is allocated among five subadvisers: J.P. Morgan, Jennison, MFS, PGIM Quantitative Solutions and Putnam Investment.The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

J.P. Morgan. J.P. Morgan’s investment strategy is an actively managed strategy. J.P. Morgan will invest the Portfolio's assets primarily in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. J.P. Morgan intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, FrancSwitzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that J.P. Morgan may select from time to time. A substantial part of the Portfolio's assets managed by J.P. Morgan may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, J.P. Morgan may also invest in companies or governments in emerging markets. J.P. Morgan may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The strategy typically consists of between 70 and 100 stocks. The investment team is comprised of four portfolio managers who draw on the insights of fundamental research analysts situated around the world.

The global network of approximately 80 career equity research analysts is divided into sector teams that have their own global sector leads, tasked with leading the discussion in their respective forums. These regional investment professionals conduct primary research into companies worldwide and offer truly in-depth specialist analysis of companies within their sector and region. Each analyst is a career specialist in a particular industry sector. Analysts spend their time interacting and/or visiting and speaking not only with company managements, but with suppliers, competitors, end-users, trade associations and other sources to gain a full understanding of the investment drivers of the stocks under their coverage.

J.P. Morgan's research resources are therefore structured to deliver a range of high conviction ideas with differentiated drivers of return, which is the foundation for constructing a diversified portfolio.

To ensure that their strategy offers consistently diversified exposure to the international investment landscape, the team incorporates guardrails around the MSCI EAFE Index that allow sector deviations of +/-5% and region deviations of +/-15%.

Jennison. Jennison's investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison's investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.

Jennison’s fundamental equity segment of the Portfolio is invested in non-US (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock. Jennison's investment strategy may invest in American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and similar securities and may invest a large portion of its assets in a single country (for example, China) or region of the world. Jennison's investment strategy may be geographically concentrated relative to broad diversified indexes of international stocks. Jennison's investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison's bottom-up stock selection process.

Jennison's investment team seeks to invest in companies in the early stages of accelerating growth, with attributes such as sustainable competitive advantages, the ability to execute a business strategy, and an appropriate valuation. Jennison's investment strategy may eliminate or reduce investment in a portfolio holding due to an unfavorable change in that portfolio holding’s fundamentals, such as a weakening financial or competitive position or a significant change in management or governance issues. The emergence of what is believed to be a more attractive portfolio candidate may also lead to eliminating or reducing the weight of a position in the strategy.

MFS. MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve’s (or “portfolio”) investment universe. MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve’s assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve’s assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve’s assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up approach to buying and selling investments for its sleeve. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)

MFS constructs the sleeve using an optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve’s holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. MFS’ goal is to construct an actively managed sleeve with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index. Tracking error generally measures how the differences between the sleeve’s returns and the MSCI All Country World (ex-US) Index’s returns have varied over a period of time. A lower tracking error means that there is generally less variation between the sleeve’s returns compared to an index that represents the sleeve’s investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the sleeve.

PGIM Quantitative Solutions. PGIM Quantitative Solutions employs a quantitative investment approach that combines bottom-up fundamentals with top-down insights. Our bottom-up stock selection process is modestly enhanced by top-down signals that target industry and country factors. We construct portfolios to maximize exposure to companies that scored highest in both our stock selection and macroeconomic models, while managing risk relative to the benchmark. Portfolio constraints limit portfolio deviations from the benchmark with respect to sector, country, region, size, growth, and individual stock weight, among others. In addition, our optimizer considers expected transaction costs and trading liquidity, which are critical in non-US markets.

Putnam Investment. Putnam invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those Putnam believes are currently undervalued by the market. If Putnam is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam invests mainly in developed countries but may also invest in emerging markets. Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam may also use derivatives, such as certain foreign currency transactions, futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. For example, Putnam typically use foreign currency forward contracts in connection with the portfolio’s investments in foreign securities in order to hedge the portfolio’s currency exposure relative to the portfolio’s benchmark index. In addition, Putnam may engage in transactions involving equity-related derivatives, such as futures, options, certain foreign currency transactions and swap contracts, although they do not represent a primary focus of the portfolio.

VIII. The following information is added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED

–PORTFOLIO MANAGERS – AST INTERNATIONAL EQUITY PORTFOLIO”:

Putnam Investment Segment. The portfolio managers jointly responsible for the day-to-day management of the Putnam Investment segment of the Portfolio are Darren Jaroch, CFA and Lauren DeMore, CFA.

Darren Jaroch, CFA, is a Portfolio Manager of Putnam Investment's U.S. Large Cap Value, Non-U.S. Value, and Global Value Equity strategies. He joined Putnam Investments in 1999 and has been in the investment industry since 1996. Previously at Putnam Investments, Mr. Jaroch managed global core equity strategies and worked on quantitative models as a member of the U.S. Value team. Prior to joining Putnam Investments, he was a Senior Auditor, Client Service, at State Street Bank & Trust from 1996 to 1998 and a Research Associate at Abt Associates from 1995 to 1996. Mr. Jaroch earned a B.A. in Economics from Hartwick College.

Lauren DeMore, CFA is a Portfolio Manager of Putnam Investment's U.S. Large Cap Value and Non-U.S. Value Equity strategies. She joined Putnam Investments in 2006 and has been in the investment industry since 2002. Previously at Putnam Investments, Ms. DeMore served as an Assistant Portfolio Manager of Putnam Investment's U.S. Large Cap Value and Non-U.S. Value Equity strategies, and as an Analyst in the Equity Research group, covering the non-U.S. financials, telecommunications, and utilities sectors. Prior to joining Putnam Investments, she was an Analyst at EnCapital from 2002 to 2006.Ms. DeMore earned a B.A. in Economics from the University of California, Los Angeles.

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